UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

Current Report

Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 24, 2017

ORIGINCLEAR, INC.

(Name of registrant as specified in its charter)

Nevada (State or other jurisdiction of Incorporation or organization) 525 S. Hewitt Street, Los Angeles, California (Address of principal executive offices)	333-147980 (Commission File Number)	26-0287664 (I.R.S. Employer Identification Number) 90013 (Zip Code)

Registrant’s telephone number, including area code: (323) 939-6645

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b2 of the Securities Exchange Act of 1934 (§240.12b2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

Background

The Company has commenced an offering (the “Private Placement”) under Regulation 506(c) of Regulation D of the Securities Act of 1933, as amended. The securities offered in the Private Placement will not be and have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

In the Private Placement, the Company is offering to accredited investors only, up to 20,000,000 Units at a purchase price of $0.08 per Unit for Units purchased by July 28, 2017 and $0.10 per Unit for units purchased thereafter until the termination of the offering and each investor will receive three warrants, each warrant entitling the subscriber to purchase one share of the Company’s common stock. The Company is in the process of extending the $0.08 Unit price for six additional weeks, subject to increasing the Unit price back to $0.10 sooner in its sole discretion. The exercise price of the first warrant is $0.10, expiring on June 1, 2018. The second warrant is $0.15, expiring December 1, 2018. And the third warrant is $0.20, expiring on June 1, 2019. The Company may redeem the warrants, but only after one year from the investor’s initial subscription, and only if the average stock price over a ten day period after that time is double the applicable warrant’s exercise price. If accelerating, the Company must reduce each exercise price by 25%. The subscription documents contain a lock-up provision under which, subject to certain terms and conditions therein, the subscribers shall not sell any of their shares of common stock of the Company obtained in this Offering for a period of twelve months.

Between July 11, 2017 and July 28, 2017, the Company sold, in the Private Placement, an aggregate of 3,400,000 shares of its common stock to accredited investors for an aggregate consideration of $272,000.

The securities referenced above were offered and sold pursuant to an exemption from registration under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506(c) of Regulation D promulgated under the Securities Act.

Item 3.02 Unregistered Sales of Equity Securities

Private Placement

The information contained in Item 1.01 is incorporated herein by reference with respect to the Private Placement.

Consultant Issuances

On July 24, 2017, the Company issued to consultant an aggregate of 200,000 shares of the Company’s common stock in lieu of cash consideration.

The securities referenced above were offered and sold pursuant to an exemption from the registration requirements under Section 4(a)(2) of the Securities Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORIGINCLEAR, INC.

July 28, 2017	By:	/s/ T. Riggs Eckelberry
Name: T. Riggs Eckelberry Title: Chief Executive Officer

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